UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934 (Amendment No. )
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COMARCO, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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COMARCO, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held
July 21, 2011
To the Shareholders of Comarco, Inc.:
     The 2011 Annual Meeting of the Shareholders (the “Annual Meeting”) of Comarco, Inc., a California corporation (the “Company”), will be held on July 21, 2011 at 10:00 a.m., local time, at the Company’s corporate offices, which are located at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, for the following purposes:
     1. To approve an amendment to the Company’s Amended and Restated Bylaws to change the authorized number of directors to no less than four and no more than seven;
     2. To elect four directors;
     3. To approve the adoption of the Company’s 2011 Equity Incentive Plan;
     4. To ratify the appointment by the Company’s Audit and Finance Committee of Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012; and
     5. To transact such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors of the Company intends to present Michael R. Levin, Paul Borowiec, Wayne G. Cadwallader and Richard T. LeBuhn as nominees for election as directors at the annual meeting.
     Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the proxy statement accompanying this notice.
     Only holders of record of the Company’s common stock at the close of business on May 31, 2011 are entitled to notice of and to vote at the Annual Meeting.
     Each shareholder is cordially invited to attend and vote in person at the Annual Meeting. TO ASSURE REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. Shareholders who attend the Annual Meeting may still vote in person, even if they have previously voted by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alisha K. Charlton

Alisha K. Charlton, Secretary
Lake Forest, California
June 7, 2011
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2011 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 21, 2011
     This notice, as well as the accompanying Proxy Statement and our 2011 Annual Report to Shareholders will be available online on or about June 7, 2011 at www.edocumentview.com/cmro. Information contained on our website, other than these materials, is not part of the proxy soliciting material.

COMARCO, INC.
25541 Commercentre Drive, Suite 250
Lake Forest, CA 92630
(949) 599-7400
PROXY STATEMENT

For the Annual Meeting of Shareholders
To Be Held
July 21, 2011

GENERAL INFORMATION
     The Board of Directors (the “Board”) of Comarco, Inc., a California corporation (the “Company” or “Comarco”), is soliciting proxies to be voted at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on July 21, 2011 at 10:00 a.m., local time, at the Company’s corporate offices, which are located at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, or any postponement(s) or adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders may obtain directions to the Annual Meeting by writing to the Company at its corporate offices or by calling (949) 599-7400. This Proxy Statement, the accompanying form of proxy and our 2011 Annual Report to shareholders (the “Annual Report”), are first being mailed to shareholders on or about June 7, 2011.
     A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company an instrument in writing revoking the proxy, (2) filing with the Secretary of the Company a duly executed proxy bearing a later date or (3) attending the Annual Meeting and voting the shares in person. In the absence of such revocation, all shares represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein. In the event that you return a signed proxy card on which no directions are specified, your shares will be voted “FOR” the amendment of the Company’s Amended and Restated Bylaws (the “Bylaws”), “FOR” each of the four director nominees, “FOR” the adoption of the Company’s 2011 Equity Incentive Plan (the “2011 Plan”) and “FOR” the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012 (“fiscal 2012”), and in the discretion of the proxy holders as to any other matters that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting. If you sign and return the enclosed proxy, and if cumulative voting procedures are in effect, the proxyholders named in the accompanying proxy will have the right in their discretion to cumulate votes represented by the proxies that they hold, and to cast such cumulated votes among all or any of the nominees in such manner as they deem appropriate, provided that the proxyholders may not cast a vote from your shares for a nominee with regard to whom you withheld authority to vote.
     The cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying form of proxy, and the Annual Report, and the cost of soliciting proxies will be borne by the Company. The Company may make arrangements with various brokerage houses or other nominees to send proxy materials to the beneficial owners of stock and may reimburse them for their reasonable expenses in connection therewith.
     The Company’s officers, employees and directors may supplement the original solicitation of proxies personally or by telephone, facsimile, email, mail or other means of communication. We will pay no additional compensation to such persons for any of these activities. Additionally, the Company may engage a proxy solicitation firm to assist in the solicitation of proxies personally or by telephone, facsimile, email, mail or other means of communication, although it has no present plans to do so. If the Company engages a proxy solicitation firm to assist in the solicitation of proxies, the Company estimates that the fees paid to such firm would not exceed $5,000 plus out-of-pocket expenses.
     If a shareholder shares an address with another shareholder, each shareholder may not receive a separate copy of our proxy materials, our Annual Report and most other mailings, unless we have received contrary instructions from one or more of the shareholders at such address. Shareholders who do not receive a separate copy of our proxy materials and our Annual Report and who would like to receive a separate copy in their name may, upon request, receive a separate copy by calling (949) 599-7551 or by writing to Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, Attn: Corporate Secretary. Shareholders who share an address and receive multiple copies of our proxy materials and annual report can also request to receive only one copy, or any shareholder may request additional copies, by following the instructions above. The request to eliminate duplicate copies of mailings to a household must be made by each person in the household entitled to receive the materials.
     This Proxy Statement, the accompanying notice of Annual Meeting, and the Annual Report are available online at www.edocumentview.com/cmro. Information contained on our website, other than these materials, is not part of the proxy soliciting material.
     Attendance at the Annual Meeting is limited to shareholders and holders of valid proxies. You may be asked to present a valid form of government-issued personal identification such as a driver’s license or passport. Cameras and other recording devices will not be permitted at the Annual Meeting. If your shares are held in street name and you would like to attend the Annual Meeting, you should ask the broker, bank, trust or other nominee which holds the shares to provide you with evidence of your share ownership, which will enable you to gain admission to the Annual Meeting.
VOTING RIGHTS
     The Company’s only outstanding class of voting securities is its common stock. Only shareholders of record at the close of business on May 31, 2011 will be entitled to vote at the Annual Meeting. At May 31, 2011, there were 7,343,869 shares of common stock outstanding. The holders of record of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business. Each share is entitled to one vote, except that each shareholder is entitled to cumulate his or her shares in the election of directors, provided that at least one shareholder has given notice at the Annual Meeting and prior to the voting of the shareholder’s intention to do so. If cumulative voting is in effect, each shareholder may cumulate votes for one or more candidates, provided that the name(s) of such candidate or candidates have been placed in nomination prior to the voting. To cumulate votes, a shareholder may vote for any one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or alternatively, distribute any such votes among as many of the candidates as the shareholder deems appropriate. If cumulative voting procedures are invoked, the proxy holders indicated in the accompanying proxy will have the right in their discretion to cumulate votes represented by the proxies that they hold, and to cast such cumulated votes among all or any of the nominees in such manner as they deem appropriate, provided that the proxyholders may not cast a vote from your shares for a nominee with regard to whom you withheld authority to vote.
     We encourage you to vote promptly. You may vote in one of the following ways:
          By Mail. If you are a holder of record and are located in the U.S., you can vote by marking, dating and signing your proxy card and returning it by mail in the enclosed postage-paid envelope. If you are located outside the U.S., you should add the necessary postage to the enclosed envelope to assure delivery. In order to ensure that your vote is received on or prior to the date of the Annual Meeting, we recommend that your proxy card be returned to us by overnight mail.
          By Telephone. If you are a holder of record and are located in the U.S. or Canada, you can vote your proxy by calling the toll-free telephone number on the proxy card. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes. If you vote by telephone, you do not need to return your proxy card.
          By Internet. If you are a holder of record, you can vote your proxy by the Internet. The enclosed proxy card indicates the website you may access for Internet voting. As with telephone voting, you will be able to confirm that the system has properly recorded your votes. You may incur costs such as Internet access charges if you vote by the Internet.

          At the Annual Meeting. The way you vote your shares of common stock now will not limit your right to change your vote at the Annual Meeting if you attend in person. If you attend the Annual Meeting, we will give you a ballot when you arrive. However, if you hold shares through a broker, bank or other nominee, you must provide a legal proxy from such broker, bank or nominee evidencing your authority to vote shares that the institution or other nominee held for your account at the close of business on May 31, 2011. You must contact your broker, bank or other nominee directly in advance of the Annual Meeting to obtain a legal proxy.
     Whether or not you attend the Annual Meeting, if your shares of common stock are held by a broker, bank or other nominee in “street name,” then you must obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct the broker to vote your shares.
     If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization may generally vote on your behalf on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors, adoption of the 2011 Plan and amendment to the Company Bylaws are not considered “routine” matters under applicable rules. Therefore, a broker or other nominee cannot vote your shares with respect to these matters without instructions from you on how to vote your shares. In order to minimize the number of broker non-votes, the Company urges you to provide voting instructions to the organization that holds your shares. The ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson LLP, as the Company’s independent registered public accounting firm for fiscal 2012 is considered a routine matter under the applicable rules and a broker or other nominee may generally vote your shares on this matter without instructions from you.
     Abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting.
     The amendment of the Bylaws requires the approval of the holders of at least a majority of the shares entitled to vote at the Annual Meeting. For purposes of determining whether this majority vote has been obtained, abstentions and broker non-votes will have the effect of a vote against the amendment. In addition, in accordance with the California Corporations Code, the amendment to the Bylaws will not take effect if the votes cast against its adoption at the Annual Meeting equal more than 16 2/3 percent of the outstanding shares entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as part of the votes against the amendment.
     With respect to the election of directors, the four nominees receiving the greatest number of votes at the Annual Meeting shall be elected as directors. Abstentions and broker non-votes will have no effect on the election of any director.
     An affirmative vote of the holders of a majority of the shares of common stock present, or represented by proxy at the Annual Meeting, and voting on the proposal, will be required to adopt the 2011 Plan and ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm. Abstentions will have no effect on the outcome of either proposal Broker non-votes will not be counted for any purpose in determining whether the proposal to adopt the 2011 Plan will be approved. However, because the ratification of the appointment of the independent registered public accounting firm is a routine matter, broker non-votes will not result for this proposal.

PROPOSAL NO. 1
AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS
     The Board has approved, subject to shareholder approval, an amendment to the Bylaws to decrease the authorized number of directors from no less than four and no more than seven. Given the size of the Company, the Board believes that shareholders are adequately represented by no fewer than four directors and no more than seven directors. In addition, the reduction in size of the Board will provide the Company with additional flexibility to reduce costs, preserve cash, and improve its financial results.
     If approved, Article IV, Sections 1(a) and (b) of the Bylaws will read as follows:
     “(a) The authorized number of directors shall be no less than four nor more than seven. The exact number of directors shall be fixed from time to time, within the limits specified in this subdivision, by an amendment of subdivision (b) of this Section adopted by the Board of Directors.
     (b) The exact number of directors shall be four, until changed as provided in subdivision (a) of this Section.”
     The amendment to the Bylaws requires the approval of the holders of at least a majority of the shares entitled to vote at the Annual Meeting. For purposes of determining whether this majority vote has been obtained, abstentions and broker non-votes will have the effect of a vote against the amendment. In addition, pursuant to the California Corporations Code, the amendment of the Bylaws will not take effect if the votes cast against its adoption at the Annual Meeting equal more than 16 2/3 percent of the outstanding shares entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes against the amendment.
     If the shareholders do not approve the amendment to the Bylaws, the minimum number of directors of the Company shall remain at five directors and there will be one vacancy on the Board following the Annual Meeting. The vacancy will be filled by the Board following the Annual Meeting in accordance with the Bylaws in effect at the time such action is taken.
THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY’S AMENDED
AND RESTATED BYLAWS

PROPOSAL NO. 2
ELECTION OF DIRECTORS
     Four directors will be elected at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Michael R. Levin, Paul Borowiec, Wayne G. Cadwallader and Richard T. LeBuhn for election as directors. Jeffrey R. Hultman, a current director, has informed the Company that he is declining to stand for reelection to the Board.
     Each nominee has consented to be named in the Proxy Statement as a nominee and has agreed to serve as a director if elected. Directors are elected at each annual meeting to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Unless cumulative voting is in effect, it is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the four nominees of the Board. While the Company has no reason to believe that any of the nominees will be unable to serve as a director, it is intended that if such an event should occur, such shares will be voted for the remainder of the nominees and for such substitute nominee or nominees as may be selected by the Board, unless a shareholder withholds authority to vote his shares (i) for all of the nominees by so indicating on the enclosed proxy card or (ii) for any one or more of the nominees by checking their names in the space provided on such card, in which case his shares will not be voted for such nominee or nominees. If cumulative voting is in effect for the election of directors, the proxy holders named on the Company’s proxy card will have the discretion to cumulate votes as provided by California law (see “VOTING RIGHTS” above) and to distribute such votes among all or any of the nominees in such manner as they deem appropriate, provided that the proxyholders may not cast a vote from your shares for a nominee with regard to whom you withheld authority to vote.
     All of the nominees are currently serving as directors of the Company. The term of office of each of the current directors expires on the date of the Annual Meeting. Mr. LeBuhn was elected at the 2010 annual meeting of shareholders. Messrs. Borowiec, Cadwallader and Levin were appointed to the Board on February 23, 2011, March 10, 2011 and March 15, 2011, respectively.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE BOARD’S NOMINEES.
     The following table sets forth information concerning the nominees and is followed by a brief biography of each nominee.

			Year
			First	Other Public
			Elected	Company
Name	Age	Principal Position	Director	Directorships
Michael R. Levin	49	Chairman of the Board	2011	None
Paul Borowiec	34	Director	2011	None
Wayne G. Cadwallader	54	Director	2011	None
Richard T. LeBuhn	46	Director	2008	None
     Michael Levin was appointed to the Board and as the Chairman of the Board on March 15, 2011. Mr. Levin is an independent private investor and advisor with substantial expertise in corporate governance, business strategy, and corporate finance, and with significant experience working with U.S. public companies as a finance executive and independent management consultant. In addition to his private investment activities, he assists portfolio managers in turning around underperforming companies using shareholder activist strategies. Since 2006 Mr. Levin has served as a financial executive for several entrepreneurial ventures, including ones in alternative energy and medical diagnostics. Previously, he served as a finance executive at Nicor, a natural gas utility, from 2003-2006. Mr. Levin was the Chief Risk and Credit Officer of CNH, a farm and construction equipment manufacturer, from 2002-2003. Prior to his work as a corporate finance executive, Mr. Levin enjoyed an 18 year career as a management consultant specializing in corporate finance and risk management, at Towers Watson, Deloitte & Touche, Arthur Andersen, and BearingPoint. A native of Chicago, Mr. Levin holds a B.A. with General

Honors in Economics and Public Policy, and an M.A. in Economics and Quantitative Analysis, both from the University of Chicago.
     Mr. Levin’s qualifications to serve on our Board of Directors include, among other skills and qualifications, his extensive experience as an investor in public companies, including technology related companies, his extensive financial analyst background, his financial and management experience, and his ability to provide advice on various matters, including matters pertaining to business strategy, corporate finance and corporate governance.
     Paul Borowiec is an investor and an advisor on public companies’ investments. He has extensive experience in investment analysis and investment management, ranging from analyzing financial statements to investment manager selection. Mr. Borowiec’s analyst background covers a variety of industries with emphasis on the technology sector. Currently he serves as Vice President of Investments at Source Capital Group, a position he has held since June 2009. Mr. Borowiec is also the Managing Partner of Source Opportunity Fund LLC at Source Capital Group. Most recently Mr. Borowiec was an investment analyst for StoneWater Capital LLC, a position he held from May 2005 to June 2008, where he shared responsibilities in managing their domestic business. Prior to StoneWater Capital, Mr. Borowiec was a research analyst for Neuberger Berman. Prior to Neuberger Berman, Mr. Borowiec worked for American Skandia as a portfolio analyst in the investment management group. Mr. Borowiec holds a B.S. in International Business from Fairfield University.
     Mr. Borowiec’s qualifications to serve on our Board of Directors include, among other skills and qualifications, his extensive experience as an investor in public companies, including technology related companies and his extensive financial analyst background.
     Wayne Cadwallader is Managing Partner — Research for Elkhorn Partners LP, a long-time investor in Comarco. An experienced securities analyst, Mr. Cadwallader has extensive knowledge of numerous industries including technology, insurance, retail, manufacturing, and real estate. Mr. Cadwallader also has substantial expertise in information technology gained through numerous management positions and in management consulting. Prior to joining Elkhorn Partners, Mr. Cadwallader worked for Hamblin Watsa Investment Counsel Ltd., from October 2000 to June 2010, a subsidiary of Fairfax Financial Ltd., where he was promoted from Associate Investment Analyst to Senior Investment Analyst. Mr. Cadwallader was part of the investment team at Hamblin Watsa Investment Counsel managing Fairfax Financials’ $22.0 billion in assets. In this capacity, his focus was primarily equity research and to some extent bond research with a focus on North America and to a lesser extent European stocks across a wide range of industries providing in depth analyses and recommendations. He was also involved in a number of corporate debt restructurings. From 1998 to 2000, Mr. Cadwallader ran his own information technology consulting firm. The firm placed consultants with companies to develop application software and he personally managed numerous Y2K projects. From 1990 to January 1998, Mr. Cadwallader worked for CIBC, a large Canadian bank. Mr. Cadwallader held positions as Manager of Communications Services, Manager of Communications Software and Acting Director of Communications. Mr.Cadwallader began his career at Xerox holding various positions in information technology until 1990.
     Mr. Cadwallader’s qualifications to serve on our Board of Directors include, among other skills and qualifications, his extensive experience as an investor in public companies, including technology related companies and his extensive financial analyst background.
     Richard LeBuhn has served since June 2006 as Senior Vice President at Broadwood Capital, Inc., a private investment company that beneficially owns more than 5% of our outstanding common stock. Previously, Mr. LeBuhn was a Principal at Broadfield Capital Management, LLC, an investment advisory services firm, from May 2005 to June 2006, and a Vice President at Derchin Management, another management services firm, from July 2002 to May 2005. Earlier in his career, Mr. LeBuhn founded an investment analysis and financial advisory firm and served as an operating business manager for Chubb and Son, Inc., the property and casualty insurance division of The Chubb Corporation. Mr. LeBuhn holds a B.A. from St. Lawrence University and an MBA in Finance from Columbia University Graduate School of Business.
     Mr. LeBuhn’s qualifications to serve on our Board of Directors include, among other skills and qualifications, his extensive experience as an investor in public companies, including technology related companies, his extensive financial analyst background, his financial and management experience, and his ability to provide advice on various matters, including matters pertaining to corporate governance.
     No nominee for director has any family relationship with any other nominee or with any of the Company’s executive officers.
INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
     During the fiscal year ended January 31, 2011 (“fiscal 2011”), the Board met 17 times, 4 of which were meetings of the independent directors of the Board. Each of the Company’s directors attended at least 75 percent of (i) the total number of meetings of the Board and (ii) the total number of meetings of the committees on which he served, during the period for which he was a director or committee member during the Company’s last fiscal year. The Board has a policy that each member of the Board should make every reasonable effort to attend each annual meeting of shareholders, and all five of the Company’s then current directors were in attendance at the 2010 Annual Meeting of Shareholders.
     The Board appointed Mr. Robert J. Majteles as Chairman of the Board in December 2008, a position he held until his resignation on January 10, 2011. In his capacity as Chairman of the Board, Mr. Majteles consulted regularly with the President and Chief Executive Officer and other members of management, was the principal liaison to the non-management directors, worked with the President and Chief Executive Officer in preparing the agenda for Board meetings and chairs the executive sessions of the Board. Upon Mr. Majteles’ resignation from the Board, Mr. Griffin was appointed Chairman of the Board. Mr. Griffin resigned as a director and Chairman of the Board on March 11, 2011 and Mr. Levin was appointed as a director and Chairman of the Board effective March 15, 2011.
Independence of Committee Members
     The standing committees of the Board described below are each comprised of independent directors as defined by Rule 5605(a)(2) of the NASDAQ Listing Rules. However, none of the Company’s securities are listed for trading on the NASDAQ stock market.
Board Leadership Structure and Role in Risk Oversight
     There are currently five members of the Board all of whom are independent non-management directors. The Board has three standing committees: Audit and Finance, Compensation, and Nominating and Corporate Governance. All of the Board committees are comprised solely of independent, non-management directors. The committee chairs set the agendas for their respective committees and report to the full Board on their work.
     The Board has, as with prior years, chosen to separate the positions of principal executive officer and Chairman of the Board of Directors. The Board of Directors believes that it is in the best interests of the Company’s shareholders to separate the two positions because combining both positions in the same individual may concentrate too much power in the hands of a single executive. Having an independent Chairman of the Board may help facilitate communications and relations between the Board and the Company’s officers.
     The role of Chairman was held by Mr. Majteles, an independent, non-management director, for most of fiscal 2011. Mr. Majteles was elected Chairman due to his extensive public company leadership skills and experience. Mr. Griffin was appointed Chairman of the Board on January 10, 2011 following Mr. Majteles’ resignation and Mr. Levin was appointed as a director and Chairman of the Board effective March 15, 2011.
     The entire Board has an active role, as a whole and also at the committee level, in risk oversight of the Company. The Board regularly receives, reviews and discusses information regarding risks related to the Company’s results of operations, business, strategy, financial position and liquidity. Each of the Board’s committees also reviews the risks related to that Committee’s areas of responsibility and reports to the Board regarding such matters. The Audit and Finance Committee serves as the Board’s representative for the oversight of risks related to, among other things, the Company’s financial statements and compliance with legal, regulatory and ethical requirements. The Nominating and Corporate Governance Committee monitors risks associated with the Company’s director nomination process and corporate governance practices. The Compensation Committee oversees compensation-related risks, including, among other things, by evaluating the Company’s compensation plans, policies and programs.
Audit and Finance Committee
     The Audit and Finance Committee monitors the quality and integrity of the Company’s financial statements, internal controls, risk management and legal and regulatory compliance. In addition, the Audit and Finance Committee oversees the accounting and financial reporting processes and the audits of the Company’s financial statements, including monitoring the independence, qualifications and performance of the Company’s independent registered public accounting firm. In this capacity, the Audit and Finance Committee determines the compensation of, evaluates and, when appropriate, replaces the Company’s independent registered public accounting firm, pre-approves all audit and permitted non-audit services and reviews the scope and results of each fiscal year’s outside audit. The fiscal 2011 members of the Audit and Finance Committee were Messrs. Griffin, who chaired the committee, Hultman and Majteles. The Board determined that the members of the Audit and Finance Committee during fiscal 2011 were independent as defined under Rule 10A-3(b) promulgated by the Securities and Exchange Commission (the “SEC”) and that Mr. Hultman was an “audit committee financial expert” for purposes of the rules and regulations of the SEC. Additionally, the Board determined that each of Messrs. Griffin, Hultman and Majteles understood fundamental financial statements, including a balance sheet, income statement and cash flow statement, and met the other requirements for audit committee members prescribed by the NASDAQ Listing Rules. The Audit and Finance Committee met five times during fiscal 2011.
     Subsequent to January 31, 2011, the composition of the Audit and Finance Committee changed such that the current members of the committee are Messrs. Hultman, Levin and Borowiec. Mr. Levin is currently the Chairman of the Audit and Finance Committee.
Compensation Committee
     The Compensation Committee assists the Board by discharging the Board’s responsibilities with respect to the compensation and benefits of the Company’s executive officers and directors. In this regard, the Compensation Committee evaluates and administers the Company’s compensation policies and programs. The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the CEO, evaluates the CEO’s performance and sets the CEO’s compensation level based on this evaluation. For other Company executives, the Compensation Committee reviews and approves corporate goals and objectives, evaluates, in consultation with the CEO as the Compensation Committee deems appropriate or necessary, executive performance and sets compensation levels. In addition to executive compensation, the Compensation Committee reviews and assists the Board in establishing compensation policies for directors and committees of the Board. The Compensation Committee also administers the Company’s incentive and equity-based compensation plans. The fiscal 2011 members of the Compensation Committee were Messrs. Hultman, who chairs the committee, Griffin and LeBuhn.
     Subsequent to January 31, 2011, the composition of the Compensation Committee changed such that the current members of the committee are Messrs. Cadwallader, LeBuhn and Borowiec. Mr. Cadwallader is currently the Chairman of the Compensation Committee.
     In accordance with its charter, the Compensation Committee has the sole authority, as it deems appropriate, to retain and/or replace as needed any compensation and benefits consultants and other outside experts or advisors as the Compensation Committee believes to be necessary, desirable or appropriate. The Compensation Committee did not use the services of any outside experts or advisors during fiscal 2011. The Compensation Committee met eight times during fiscal 2011.

Nominating and Corporate Governance Committee
     The Nominating and Corporate Governance Committee assists the Board in identifying, evaluating and recommending candidates for election to the Board and its Committees, including reviewing and evaluating the size, structure and composition of the Board and its Committees. The Nominating and Corporate Governance Committee’s corporate governance responsibilities include providing oversight for evaluating the Board and management, and developing, recommending and reassessing the Company’s corporate governance guidelines and overall corporate governance of the Company. The fiscal 2011 members of the Nominating and Corporate Governance Committee were Messrs. Majteles, who chaired the committee, Griffin and LeBuhn. The Nominating and Corporate Governance Committee met twice during fiscal 2011.
     Subsequent to January 31, 2011, the composition of the Nominating and Corporate Governance Committee changed such that the current members of the committee are Messrs. Cadwallader, LeBuhn and Borowiec. Mr. LeBuhn is currently the Chairman of the Nominating and Corporate Governance Committee.
Committee Charters
     The Board has adopted written charters for the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee setting forth the roles and responsibilities of each committee. Each of the charters is available on the Company’s website at www.comarco.com. Information provided on the Company’s website, however, does not form a part of this Proxy Statement.
CORPORATE GOVERNANCE
Director Independence
     The Board has determined that, except for Mr. Inman, each individual who served as a member of the Board during fiscal 2011 was an “independent director” within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules. Mr. Inman was not considered independent as he was employed by the Company as its President and Chief Executive Officer during fiscal 2011. Each of the Company’s current directors are independent directors within the meaning of Rule 5605(a)(2) of the NASDAQ Listing Rules. However, none of the Company’s securities are listed for trading on the NASDAQ stock market.
Executive Sessions of Independent Directors
     It is the policy of the Board that the Company’s independent directors meet separately without management directors at least twice each year, before or after regularly scheduled Board meetings, to discuss such matters as the independent directors consider appropriate. Messrs. Majteles and Griffin, former Chairmen of the Board, presided at these meetings. During fiscal 2011, the Company’s independent directors met separately in executive session five times.
Shareholder and Interested Party Communications with the Board of Directors
     Shareholders who desire to communicate with the Board or any director regarding any matter pertinent to the Company’s business or affairs may do so by writing to the Comarco Board of Directors, Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, marked to the attention of an individual director’s name or to the Chairman of the Board.
     The Company also has established a Compliance Hotline as a means of receiving and directing concerns from employees and any other persons relating to complaints regarding any accounting, internal audit controls or auditing matters. Confidential, anonymous reports of accounting and audit concerns may be made 24 hours a day, seven days a week. Communications may be confidential or anonymous, and may be communicated by calling the Compliance Hotline at: (800) 850-4727.
     In addition, anyone who has a concern about the conduct of the Company or any of its officers or employees, or about the Company’s accounting, internal controls, disclosure controls and procedures, auditing, compensation or governance matters may communicate that concern directly to the Audit and Finance Committee, the Nominating and Corporate Governance Committee or the Compensation Committee, as appropriate in light of the specific concern involved by writing to the Chairman of the committee to which the comment is addressed, Comarco Board of Directors, Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630. Any concerns relating to accounting, internal controls, disclosure controls and procedures, auditing, corporate conduct or conduct of any corporate officer or employee shall be forwarded to the Chairman of the Audit and Finance Committee. The Company’s policies prohibit retaliation or adverse action against anyone for raising or helping to resolve an integrity concern.
Shareholder Recommendations of Director Candidates
     The Nominating and Corporate Governance Committee considers candidates for nomination as director proposed by any shareholder of the Company. Any shareholder recommendation is forwarded to the Chairman of the Nominating and Corporate Governance Committee.
     A shareholder must provide the following supporting information to recommend a candidate for nomination: name, age, business and residence addresses, principal occupation or employment, the number of shares of the Company’s common stock held by the candidate, a resume of his or her business and educational background, the information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such nominee as a director and a signed consent of the candidate to serve as a director, if nominated and elected. The Nominating and Corporate Governance Committee, after reviewing this information, will determine whether the candidate meets the qualifications for committee-recommended candidates, including the objectives for the composition of the Board as a whole. The Nominating and Corporate Governance Committee does not evaluate any candidate for nomination as director any differently because the candidate was recommended by a shareholder.
Evaluation of Director Candidates
     The Nominating and Corporate Governance Committee encourages the selection of directors who will contribute to the Company’s overall corporate goals of technology leadership, effective execution, high customer satisfaction, superior employee working environment and creation and preservation of shareholder value. At a minimum, candidates recommended by the Nominating and Corporate Governance Committee must possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s shareholders.
     The Board will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates. These persons may include members of the Board, shareholders of the Company and management of the Company. The Board may also engage a professional search firm to assist in identifying qualified candidates. If a search firm is engaged, the Board shall set its fees and scope of engagement.
     Comarco’s Corporate Governance Guidelines set forth criteria which the Nominating and Corporate Governance Committee apply when evaluating the suitability of individual candidates for election or re-election to the Board. These criteria include, among other things, the candidate’s integrity, business acumen, experience, judgment, commitment, diligence, conflicts of interest and ability to act in the interests of all shareholders. Additionally, the Nominating and Corporate Governance Committee considers the backgrounds and qualifications of the directors, as a group, to provide a diversity of background, experience, knowledge and abilities to assist the Board in fulfilling its duties. When determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee takes into account the director’s past attendance at, and participation in, meetings of the Board and its committees and contributions to their activities.
Code of Ethics
     The Audit and Finance Committee has adopted a Code of Ethics for Senior Financial Officers to promote and provide for honest and ethical conduct by the Company’s Senior Financial Officers, as well as for full, fair, accurate and timely financial management and reporting. The Company’s Senior Financial Officers include the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Controller, and Treasurer. The

Company expects these financial officers to act in accordance with the highest standards of professional integrity, to provide full and accurate disclosure in reports and other documents filed with the SEC and other regulators and in any public communications, to comply with all applicable laws, rules and regulations and to deter wrongdoing. The Company has also adopted the Director Code of Ethics and Standards of Business Conduct for all employees. Complete copies of the Code of Ethics for Senior Financial Officers, the Director Code of Ethics and the employee Standards of Business Conduct Policy are available on the Company’s website at www.comarco.com. We will post any amendment to any of these codes, as well as any waivers that are required to be disclosed by the rules of the SEC, on our website promptly following the date of such amendment or waiver. The Company will provide copies of any of these documents to any person, without charge, upon receipt of a request addressed to the Corporate Secretary at Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
Policy on Related Person Transactions
     Our Board of Directors has adopted a written policy and procedures for the review of any transaction, arrangement or relationship in which the Company was or is to be a participant and one of our executive officers, directors, director nominees or a 5 percent shareholder (or any member of the immediate family of any of the foregoing), or any entity in which persons listed above, either individually or in the aggregate, have a greater than 10 percent ownership interest, each of whom we refer to as a “related person,” has or will have a direct or indirect material interest. We refer to these transactions as “related person transactions.” The policy is administered by the Audit and Finance Committee.
     The policy calls for any proposed related person transaction to be reviewed and approved by our Audit and Finance Committee. Whenever practicable, the Committee will review, and, in its discretion, may approve the related person transaction in advance, but the policy also permits the Committee to consider and ratify transactions that have already occurred, when necessary. Any related person transactions that are ongoing in nature will be reviewed annually. The Committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances. The policy also requires Committee review and approval of (1) any charitable contribution to an organization in which a related person serves as a director or trustee or is actively engaged in fund-raising and (2) any proposed transaction in which a related person may participate that involves a corporate opportunity of potential value to the Company. The policy provides that certain de minimis transactions do not create a material direct or indirect interest on behalf of related parties and, therefore, are not covered under the policy.
     The Audit and Finance Committee may approve a related person transaction only if the Committee determines that, under all of the circumstances, the transaction is in the best interest of the Company and its shareholders. If the Audit and Finance Committee determines not to approve or ratify a related person transaction, the transaction shall not be entered into or continued, as the case may be. No member of the Committee will participate in any review or determination with respect to a related person transaction if the Committee member or any of his or her immediate family members is the related person.
     Since February 1, 2009, the Company has not been a party to, and has no plans to be a party to, any transaction or series of transactions in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.
Non-Employee Director Compensation
     The annual cash retainer payable to our non-employee directors was $33,000 per year through December 2010 and, effective January 1, 2011, was changed to $16,500 per year. Additional annual retainers for the Chairman of the Board, Audit Committee Chairman, Compensation Committee Chairman and Nominating and Governance Chairman were $12,000, $6,000, $5,000 and $5,000, respectively through December 2010. Effective January 1, 2011 the additional annual retainers for the Chairman of the Board, Audit Committee Chairman, Compensation Committee Chairman and Nominating and Governance Chairman were reduced to $6,000, $3,000, $2,500 and $2,500, respectively. These cash retainers are paid monthly. Non-employee directors who serve on, but do not chair, a committee of the Board are not paid any separate annual retainers for service on such committee. No separate meeting fees are paid for attendance at any Board or committee meetings. From time to time we may grant equity-based compensation to our non-employee directors, but we do not have any formal policy under which we do so.

Director Compensation Table
     The following table details the cash retainers and fees, as well as equity compensation in the form of stock awards earned by our non-employee directors during fiscal 2011:

	Fees Earned or	Stock
	Paid in Cash	Awards(1)	Total
Name	($)	($)	($)

Gerald D. Griffin(2)	$38,083	$47,000	$85,083
Jeffrey R. Hultman	$36,417	$47,000	$83,417
Richard T. LeBuhn	$31,625	$47,000	$78,625
Robert J. Majteles(3)	$45,833	$47,000	$92,833

(1)	This column represents the grant date fair value of restricted stock units granted to the non-employee directors in fiscal 2011, in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service based vesting conditions. On July 6, 2010, each of our non-employee directors was granted 20,000 restricted share units under the Company’s 2005 Equity Incentive Plan (the “2005 Plan”), which awards vest on June 30, 2011. As of January 31, 2011, the aggregate amount of restricted share units outstanding for each of Messrs. Griffin, Hultman and LeBuhn was 32,976 and Mr. Majteles had no restricted share units outstanding. The aggregate amount of options outstanding on such date was 51,500, 51,500, 15,000 and 15,000 for Messrs. Griffin, Hultman, LeBuhn and Majteles, respectively. Amounts shown reflect accounting expenses and do not reflect whether the recipient has actually realized a financial benefit from the awards.

(2)	Mr. Griffin served as a director until his resignation on March 11, 2011.

(3)	Mr. Majteles served as a director until his resignation on January 10, 2011.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information concerning the beneficial ownership of the Company’s common stock as of May 31, 2011 by:
•	each member of the Board;

•	each of the Company’s executive officers named in the “Summary Compensation Table” included in the “Executive Compensation” section of this Proxy Statement (collectively, the “Named Executive Officers”);

•	all of the Company’s directors and executive officers as a group; and

•	each person or entity known to the Company that beneficially owns more than 5 percent of the Company’s common stock.
     Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner is c/o Comarco, Inc., 25541 Commercentre Drive, Suite 250, Lake Forest, California, 92630. Unless otherwise indicated below, the Company believes that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.

     The percentages of common stock beneficially owned are based on 7,343,869 shares of the Company’s common stock outstanding at May 31, 2011.

	Number of
	Shares
	Beneficially		Percent of
Name and Address of Beneficial Owner	Owned		Class

Paul Borowiec	247,959	(1)	3.4%
Wayne G. Cadwallader	—		*
Winston E. Hickman	30,000	(2)	*
Jeffrey R. Hultman	75,825	(2)	1.0%
Samuel M. Inman, III	120,000	(2)	1.5%
Thomas W. Lanni	70,000	(2)	*
Richard T. LeBuhn	39,325	(2)	*
Michael R. Levin	11,000		*
All Directors and Executive Officers as a group (11 persons)	718,075	(2)	9.2%
T. Rowe Price Associates, Inc. T. Rowe Price Small-Cap Value Fund, Inc. 100 East Pratt Street Baltimore, MD 21202	674,223	(3)	9.2%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78476	468,455	(4)	6.4%
Broadwood Partners, L.P. Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	1,564,136	(5)	21.3%
Elkhorn Partners Limited Partnership 222 Skyline Drive Elkhorn, NE 68022	690,722	(6)	9.4%

*	Indicates less than 1 percent of the outstanding shares of common stock.

(1)	Mr. Borowiec holds an indirect beneficial ownership of these shares and has a pecuniary interest in these shares. Mr. Borowiec disclaims any beneficial ownership of these securities beyond his pecuniary interest therein.

(2)	Includes shares which the person has the right to acquire within 60 days of May 31, 2011. For Messrs. Hickman, Hultman, Inman, Lanni, and LeBuhn, 30,000, 71,500, 120,000, 70,000, and 35,000 shares listed in this column, respectively, include shares which may be acquired through the exercise of stock options or the vesting of restricted shares. For all current directors and executive officers as a group, the shares indicated in this column include an aggregate of 448,050 shares that may be acquired through the exercise of stock options or the vesting of restricted shares. For Messrs. Hickman, Hultman, and Inman options to acquire 30,000, 120,000 and 5,000 shares, respectively, listed in this column, at weighted average exercise prices of $1.09, $15.07, and $1.73 will expire within 60 days of May 31, 2011.

(3)	Based on a Schedule 13G (Amendment 18) filed with the SEC on February 14, 2011. These securities are owned by various individual and institutional investors including T. Rowe Price Small-Cap Value Fund, Inc. (which owns 670,000 shares), for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such shares; however Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

(4)	Based on a Schedule 13G filed with the SEC on February 11, 2011 on behalf of Dimensional Fund Advisors LP. Dimensional Fund Advisors LP, is an investment adviser that serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, are collectively referred to as the

“Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, neither Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) possess voting and/or investment power over the securities of the Issuer that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Dimensional is deemed to be a beneficial owner of such shares; however Dimensional expressly disclaims beneficial ownership of such securities.

(5)	Based on a Schedule 13D (Amendment 9) filed with the SEC on April 29, 2008 by Broadwood Partners, L.P. (“Broadwood Partners”), Broadwood Capital, Inc. (“Broadwood Capital”), the general partner of Broadwood Partners and Neal C. Bradsher, the President of Broadwood Capital. Broadwood Partners and Broadwood Capital have shared power voting and dispositive power for 1,548,636 shares; however, Broadwood Partners and Broadwood Capital specifically disclaim beneficial ownership of such shares. Neal C. Bradsher has the sole voting and dispositive power for 15,500 shares and the shared voting and dispositive power for 1,548,636 shares.

(6)	Based on a Schedule 13D (Amendment 7) filed with the SEC on July 2, 2008 by Elkhorn Partners Limited Partnership, which has sole voting and dispositive power for 690,722 shares.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Company’s executive officers, directors and persons that own more than 10 percent of the Company’s common stock are required to file with the SEC reports of ownership and changes in ownership of common stock and furnish the Company copies of all such reports. The Company believes that during fiscal 2011, its executive officers, directors and persons that owned more than 10 percent of the Company’s common stock complied with the Section 16(a) reporting requirements on a timely basis, based on the reports received by the Company or written certifications received by the Company from its executive officers and directors.
INFORMATION CONCERNING EXECUTIVE OFFICERS
     The following table sets forth information as of May 31, 2011 concerning the executive officers of the Company and its principal subsidiary, Comarco Wireless Technologies, Inc.

Name	Age	Position
Fredrik L. Torstensson	41	Interim President, Chief Executive Officer and Vice President of Sales and Marketing
Thomas W. Lanni	58	Vice President and Chief Technology Officer
Donald L. McKeefery	49	Vice President — Manufacturing and Operations
Alisha K. Charlton	41	Chief Accounting Officer and Vice President Corporate Controller & Secretary
     Frederik Torstensson joined the Company as Vice President of Sales and Marketing in July 2003. On April 5, 2011 Mr. Torstensson was also appointed interim President and Chief Executive Officer. Mr. Torstensson has more than 15 years of experience in international sales and marketing, product management, and executive management. From August 2002 to July 2003, he was Vice President of International Sales and Marketing at Kyocera Wireless. From 1999 to August 2003, he was General Manager for North America and Executive Vice President of Sales and Marketing for OZ Communication, a mobile applications development company. Prior to this position, from 1996 to 1999, he was the Director of Business Development with Ericsson.
     Thomas Lanni joined the Company in 1994 as General Manager for the ChargeSource Division. In February 2004 he became Vice President and Chief Technology Officer. Mr. Lanni has more than 27 years experience in the technology of power systems. From 1992 to 1994, he was President of Power Conversion Technologies, Inc. (“PCTI”), a company that provides advanced power electronics solutions to military and commercial industrial customers. From 1987 to 1992, he was Vice President of Engineering at Bruno New York Industries, Inc., a military weaponry specialist firm. From 1982 to 1987, he was Engineering Group Leader at Aerospace Avionics, Inc., a company whose various manufacturing activities are carried out through its Aerospace, Specialty Engineering, Medical and Detection divisions.

     Donald McKeefery joined the Company in February 2005 as Director of Operations for the Wireless Test Solutions and Call Box Divisions (both of which were sold during fiscal 2009), and was promoted to Vice President — Manufacturing & Operations in May 2008. From August 1997 to February 2005, Mr. McKeefery held various management positions with Western Digital Corporation, a company that designs, manufactures and sells hard drives for the computer and consumer industries. From January 1996 to August 1997, he was the North American Service Manager for EDAP Technomed, Inc. (now EDAP TMS S.A.), a company that designs, manufactures and sells minimally invasive medical devices for the treatment of urological diseases to hospitals, clinics and private practices. From 1989 to 1996, he held various and progressive positions in the manufacturing division of Beckman Instruments, Inc. (now Beckman Coulter, Inc.), a leading provider of clinical and biomedical devices.
     Alisha Charlton has 20 years of experience in accounting and finance. Ms. Charlton joined the Company as Assistant Controller in October 2000, became Corporate Controller in May 2003 and became Vice President, Corporate Controller and Secretary in March 2008. Ms. Charlton was appointed Chief Accounting Officer on April 19, 2011 and currently serves as the Company’s principal financial officer and principal accounting officer. Before joining the Company, Ms. Charlton held various accounting and finance positions with CKE Restaurants, Inc. (“CKE”) from 1995 to 2000, including Director, Controller of Santa Barbara Restaurant Group, Inc., a CKE affiliate. Prior to joining CKE, Ms. Charlton was a certified public accountant and supervisor with KPMG Peat Marwick (now KPMG LLP).
     There are no family relationships among any of the Company’s executive officers and directors.

EXECUTIVE COMPENSATION
     The information contained in this “Executive Compensation” section of the Proxy Statement includes a description of the compensation and other benefits paid to the Named Executive Officers for fiscal 2011. The Summary Compensation Table and the Outstanding Equity Awards at Fiscal 2011 Year-End Table that follow provide compensation information for Samuel M. Inman, III, our former President and Chief Executive Officer, and our other two most highly compensated executive officers in fiscal 2011, Winston E. Hickman and Thomas W. Lanni.
Summary Compensation Table
     The following table sets forth the total compensation earned by each of the three Named Executive Officers of the Company for fiscal 2011 and 2010. The amounts shown include compensation for services in all capacities that were provided to the Company including any amounts which may have been deferred.

				Non-Equity
			Option	Incentive Plan	All Other
Name and		Salary	Awards	Compensation(1)	Compensation(2)	Total
Principal Position	Year	($)	($)	($)	($)	($)
Samuel M. Inman, III(3)	2011	$390,000	$—	$85,375	$54,447	$529,822
President & Chief Executive Officer	2010	$480,000	$—	$—	$38,341	$518,341
Winston E. Hickman(4)	2011	$285,000	$—	$52,500	$53,264	$390,764
Vice President & Chief Financial Officer	2010	$360,000	$—	$—	$38,120	$398,120
Thomas W. Lanni	2011	$208,760	$—	$31,500	$45,692	$285,952
Vice President & Chief Technology Officer Comarco Wireless Technologies, Inc.	2010	$235,000	$—	$—	$36,121	$271,121

(1)	This column represents cash payments made to the Named Executive Officer under our Executive Incentive Bonus Plan (discussed in greater detail below).

(2)	The amounts reported above under the heading “All Other Compensation” consist of the following:

	All Other Compensation ($)
					Tax
		Auto	Insurance	Medical	Gross-	401(k)
Name	Year	Allowance	Premiums	Expenses	Ups	Contributions	Total
Samuel M. Inman, III	2011	$8,000	$38,947	$5,000	$2,500	$—	$54,447
	2010	$—	$30,841	$5,000	$2,500	$—	$38,341
Winston E. Hickman	2011	$6,000	$27,514	$5,000	$2,500	$12,250	$53,264
	2010	$—	$21,892	$2,768	$1,210	$12,250	$38,120
Thomas W. Lanni	2011	$—	$38,192	$5,000	$2,500	$—	$45,692
	2010	$—	$29,876	$3,862	$1,931	$452	$36,121
“Medical Expenses” represent cash payments made to our Named Executive Officers to reimburse then for out-of-pocket medical expenses. “Tax Gross-Ups” represent cash payments made to reimburse our Named Executive Officers for taxes imposed on Company reimbursed out-of-pocket medical expenses.

(3)	Mr. Inman’s employment with us ended April 5, 2011.

(4)	Mr. Hickman resigned on April 15, 2011, which resignation was effective on May 6, 2011.

     In March 2010, the Board of Directors adopted the Comarco, Inc. Executive Incentive Bonus Plan (the “Bonus Plan”). In connection with adoption of the Bonus Plan, the Board took action to reduce, commencing May 1, 2010, the annual base salaries payable to the Company’s executive officers, including the Named Executive Officers, and to grant to the Company’s executive officers, including the Named Executive Officers, the right to receive performance awards under the Bonus Plan for fiscal 2011 based on the attainment of certain performance measures, including revenue, gross profit, liquidity and subjective measures. For fiscal 2011, the quarterly “target” performance bonus amounts for Messrs. Inman, Hickman and Lanni were $38,750, $25,000 and $15,000, respectively. The actual amount of the performance awards paid each quarter was based upon a zone-based performance pay out schedule directly related to the achievement of the performance measures, which potential payout amounts ranged from 0% of the “target” amount to 200% of “target” amount for such bonuses. For each quarter, the revenue target accounted for 30%, the gross profit target accounted for 20%, the liquidity target accounted for 20% and the subjective measures accounted for 30%, respectively, of the quarterly bonus earned. During fiscal 2011, Messrs. Inman, Hickman and Lanni were paid for performance goals achieved in the first quarter of fiscal 2011 at 100% of the target amount for each of the measures noted above and in the second quarter of fiscal 2011 they were paid 150% of the target amount for the revenue measure and 100% of the target amount for each of the other measures. No bonuses were achieved or paid for the third and fourth quarter of fiscal 2011.
2011 Outstanding Equity Awards at Fiscal Year-End Table
     The following table sets forth certain information with respect to grants of plan-based awards to the Named Executive Officers.

Option Awards
	Number of Securities Underlying
	Unexercised Options			Option
	Exercisable	Unexercisable		Exercise Price	Option Expiration
Name	(#)	(#)		($)	Date
Samuel M. Inman, III(1)	15,000	—		$6.19	7/16/2017
	105,000	245,000		$1.09	11/11/2018
Winston E. Hickman(1)	30,000	70,000	(2)	$1.09	11/11/2018
Thomas W. Lanni	10,000	—		$11.600	11/28/2011
	10,000	—		$9.890	2/3/2014
	20,000	—		$10.430	6/19/2016
	30,000	70,000	(2)	$1.09	11/11/2018

(1)	Mr. Inman’s employment terminated on April 5, 2011. Mr. Hickman’s employment terminated on May 6, 2011. Options granted to Messrs. Inman and Hickman terminate 90 days after the date of their termination.

(2)	Of these shares, 40,000 shares will vest when and if the closing price of the Company’s common stock is $5.00 or greater for 90 consecutive days and the remaining 30,000 shares will vest ratably over two years on each of November 12, 2011 and 2012.
Potential Payments Upon Change of Control
     Pursuant to the terms of the Amended and Restated Severance Compensation Agreement dated as of June 11, 2007, between the Company and Mr. Lanni, if, within 24 months following a “Change in Control” (as defined in the agreement), Mr. Lanni is terminated by us other than for “Cause” (as defined in the agreement) or ceases to be employed by us for reasons other than because of death, disability, retirement or Cause, or Mr. Lanni terminates his employment with us for “Good Reason” (as defined in the agreement), then he is entitled to receive a lump sum cash payment equal to the sum of his annual base salary plus his annual incentive compensation bonus that would be payable assuming 100 percent satisfaction of all performance goals thereunder. Assuming, hypothetically, that the relevant triggering events took place on January 31, 2011, the last day of fiscal 2011, Mr. Lanni would have been entitled to receive $200,000 under this agreement.
Employment Agreements
     On May 1, 2010, the Company entered into an Executive Employment Agreement (the “Inman Agreement”) with Mr. Inman and an Executive Employment Agreement (the “Hickman Agreement”) with Mr. Hickman.
     Pursuant to the Inman Agreement, beginning May 1, 2010, Mr. Inman’s annual base salary was reduced to $360,000. In addition, the Inman Agreement provided that Mr. Inman was entitled to a quarterly “target” cash performance bonus of $38,750 pursuant to the Bonus Plan, the actual amount of which was directly related to the achievement of certain performance measures. Mr. Inman was also entitled to participate in the Company’s benefit plans and receive a car allowance of $800 per month.
     If Mr. Inman’s employment was terminated by the Company without “good reason” or if Mr. Inman terminated his employment for “good reason” in the event he experienced a material change in his employment, he was entitled to receive severance pay in addition to the acceleration of vesting of stock options. Mr. Inman was not entitled to such benefits if he was terminated for “good cause” by the Company. The severance pay was one half times the amount of Mr. Inman’s then annual cash salary and Mr. Inman’s then annual “target” cash performance bonus for the year in which the termination occurred plus the amounts necessary to continue medical insurance under COBRA for up to eighteen months.
     The Inman Agreement also provided that Mr. Inman was to sign a separation agreement upon his termination in certain circumstances and contains provisions designed to protect the Company’s proprietary information.
     Pursuant to the Hickman Agreement, Mr. Hickman’s annual base salary was reduced to $260,000 commencing May 1, 2010. In addition, the Hickman Agreement provided that Mr. Hickman was entitled to a quarterly “target” cash performance bonus of $25,000 pursuant to the Bonus Plan, the actual amount of which was directly related to the achievement of certain performance measures. The Hickman Agreement also provided that Mr. Hickman was entitled to participate in the Company’s benefit plans and receive a car allowance of $600 per month.
     If Mr. Hickman’s employment was terminated by the Company without good reason or if Mr. Hickman terminated his employment for good reason in the event he experienced a material change in his employment, he was entitled to receive severance pay in addition to the acceleration of vesting of stock options. Mr. Hickman was not entitled to such benefits if he was terminated for good cause by the Company. The severance pay was Mr. Hickman’s then annual cash salary and Mr. Hickman’s then annual “target” cash performance bonus for the year in which the termination occurred plus the amounts necessary to continue medical insurance under COBRA for up to eighteen months.
     The Hickman Agreement also provided that Mr. Hickman was to sign a separation agreement upon his termination in certain circumstances and contains provisions designed to protect the Company’s proprietary information.
     Mr. Inman’s employment with the Company was terminated on April 5, 2011 for “good cause” under his Executive Employment Agreement. Mr. Hickman resigned from the Company on April 15, 2011, which resignation was effective on May 6, 2011. The Company did not incur any material obligations or penalties as a result of Mr. Hickman’s resignation.
     Pursuant to the terminations of Messrs. Inman and Hickman their rights pursuant to their respective Executive Employment Agreements have been terminated.
     See above for a description of the Amended and Restated Severance Compensation Agreement entered into with Mr. Lanni on June 11, 2007. The Company has not entered into a separate employment agreement with Mr. Lanni.

Compensation and Risk Management
     The Company’s Compensation Committee and Board of Directors have reviewed the Company’s executive and employee compensation practices to analyze whether or not they create improper incentives that would result in a material risk to the Company. Based on this review and analysis, the Compensation Committee and the Board of Directors has determined that none of the Company’s compensation practices for its executive officers or employees is reasonably likely to have a material adverse effect on the Company.

PROPOSAL NO. 3
APPROVAL OF 2011 EQUITY INCENTIVE PLAN
     On May 9, 2011, the Board adopted a resolution, subject to shareholder approval, to adopt the 2011 Equity Incentive Plan (the “2011 Plan”) to allow for the issuance of the Authorized Shares (as defined below) to the employees, consultants and directors of the Company. The Company is requesting that the shareholders approve the adoption of the 2011 Plan. The total number of shares of common stock available for issuance under the 2011 Plan will represent approximately 10.2% of shares of common stock outstanding as of the record date.
     The 2011 Plan is being presented for shareholder approval to provide additional capacity to award equity interests in the Company to key personnel, primarily employees and directors. The Company operates in a competitive marketplace in which success depends on its ability to attract and retain employees of the highest caliber. One of the tools the Board regards as essential in retention of key personnel is a competitive equity incentive program. The Board proposes that the shareholders approve the 2011 Plan to have sufficient available shares for grant of equity incentives to its employees, directors, and consultants.
     The proposal to approve the adoption of the 2011 Plan will require approval by a majority of the votes cast by the holders of the shares of the Company’s common stock voting in person or by proxy at the Annual Meeting. Withholding authority to vote for approval of the 2011 Plan will have the effect of a vote against the approval of the adoption of the 2011 Plan. Similarly, abstentions will have the same effect as votes against the proposal.
     A summary of the 2011 Plan is set forth below. The discussion below is qualified in its entirety by reference to the 2011 Plan, a copy of which is attached as Appendix A to this Proxy Statement.
SUMMARY OF THE 2011 EQUITY INCENTIVE PLAN
     Purpose. The 2011 Plan is intended to retain and reward highly qualified employees (including contract employees, consultants, and directors) and encourage their ownership of the Company’s common stock.
     Administration. The Board has designated the Compensation Committee (the “Committee”) to administer the 2011 Plan. Subject to the provisions of the 2011 Plan, the Committee has discretion to determine the employee, consultant or director to receive an award, the form of award and any acceleration or extension of an award. Further, the Committee has complete authority to interpret the 2011 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2011 Plan.
     Eligibility. Awards may be granted to any employee of or consultant to one or more of the Company and its subsidiaries or to directors of the Company or of any board of directors of any subsidiary.
     Shares Subject to the 2011 Plan. The shares issued or to be issued under the 2011 Plan are authorized but unissued shares of the Company’s common stock. The maximum number of shares of common stock which may be issued or made subject to awards under the 2011 Plan (collectively, the “Authorized Shares”) is the sum of: (i) seven hundred fifty thousand (750,000) shares of common stock, plus (ii) any of the shares of common stock that remain available for issuance and are not subject to awards granted under the Company’s 2005 Equity Incentive Plan, as amended (the “2005 Plan”), plus (iii) any of the shares of common stock that, as of the effective date of the 2011 Plan, are the subject of outstanding awards under the 2005 Plan, which again become available for grant under the 2011 Plan.
     The 2011 Plan contains the following limitations on certain types of awards:
•	No more than 25% of the shares of common stock covered by the 2011 Plan may be covered by options or other awards issued to any one person in any one calendar year.
•	No “qualified performance-based award” (described below) may cover more than the Authorized Shares or their cash equivalent at the date of grant of the award.

     Types of Awards. Awards under the 2011 Plan may include Nonstatutory Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Units, Qualified Performance-Based Awards, and Stock Grants. Each award will be evidenced by an instrument in such form as the Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any Restricted Stock or Restricted Stock Units. Except as noted below, all relevant terms of any award will be set by the Committee in its discretion.
•	Nonstatutory Stock Options and Incentive Stock Options (together, “Stock Options”) are rights to purchase common stock of the Company. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. A Stock Option may be exercised by the recipient giving written notice to the Company, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, any other lawful means authorized by the Committee, or through and under the terms and conditions of any formal cashless exercise program authorized by the Company.

•	Incentive Stock Options may be granted only to eligible employees of the Company or any parent or subsidiary corporation and must have an exercise price of not less than 100% of the fair market value of the Company’s common stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of the Company). In addition, the term of an Incentive Stock Option may not exceed 10 years (five years, if granted to any 10% stockholder). Nonstatutory Stock Options must have an exercise price of not less than 100% of the fair market value of the Company’s common stock on the date of grant and the term of any Nonstatutory Stock Option may not exceed 10 years. In the case of an Incentive Stock Option, the amount of the aggregate fair market value of common stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.

•	Stock Appreciation Rights (“SARs”) are rights to receive (without payment to the Company) cash, property or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of shares of common stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than the fair market value of the Company’s stock on the date of grant of the SAR or, if the SAR is granted in tandem with a Stock Option (that is, so that the recipient has the opportunity to exercise either the Stock Option or the SAR, but not both), the exercise price under the associated Stock Option.

•	Awards of Restricted Stock are grants or sales of common stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Except as otherwise provided in the 2011 Plan or the applicable award documentation for Restricted Stock, at all times prior to lapse of any forfeiture restrictions applicable to the award, the recipient shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. However, the Committee may determine at the time of the award, to permit or require the payment of cash dividends to be deferred, or reinvested in additional Restricted Stock to the extent shares are available for issuance under the 2011 Plan.

•	Awards of Restricted Stock Units and Performance Units are grants of rights to receive either shares of common stock (in the case of Restricted Stock Units) or the appreciation over a base value (as specified by the Committee) of a number of shares of common stock (in the case of Performance Stock Units) subject to satisfaction of service or performance requirements established by the Committee in connection with the award. Such awards may include the right to the equivalent of any dividends on the shares covered by the award, which amount may in the discretion of the Committee be deferred and paid if and when the award vests.

•	Qualified Performance-Based Awards are awards which include performance criteria intended to satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) of the Code limits the Company’s federal income tax deduction for compensation to certain specified senior executives to $1 million dollars, but excludes from that limit “performance-based compensation.” Qualified Performance-Based Awards may be in the form of Stock Options, Restricted Stock, Restricted Stock Units or Performance Units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the award: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) shareholder return or total shareholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses, or (xxv) customer service.

•	Qualified Performance-Based Awards in the form of Stock Options must have an exercise price which is not less than 100% of the fair market value of the common stock on the date of grant. No payment or other amount will be available to a recipient of a Qualified Performance-Based Award except upon the Committee’s determination that particular goal or goals established by the Committee for the criteria (from among those specified above) selected by the Committee have been satisfied.

•	A Stock Grant is a grant of shares of common stock not subject to restrictions or other forfeiture conditions. Stock Grants may be awarded only in recognition of significant contributions to the success of the Company or its affiliates, in lieu of compensation otherwise already due, or in other limited circumstances which the Committee deems appropriate.
     Effect of Termination of Employment or Association. Unless the Committee determines otherwise in connection with any particular award under the 2011 Plan, Stock Options and SARs will generally terminate one year following the recipient’s termination of employment or other association on account of disability (within the meaning of Section 22(e)(3) of the Code) or death and three (3) months following the recipient’s termination of employment or other association in other circumstances. The effect of termination on other awards will depend on the terms of those awards.
     Transferability. In general, no award under the 2011 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member; provided, however, any transferee shall be bound by and subject to all of the terms and conditions of the 2011 Plan and the award agreement relating to the transferred award and shall execute an agreement satisfactory to the Company evidencing such obligations.
     Effect of Significant Corporate Event. In the event of any change in the outstanding shares of common stock through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of common stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares subject to the 2011 Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or SARs (without change in the aggregate purchase or hurdle price as to which Stock Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right. In the event of a change in control, awards subject only to the requirement of continued employment or other service will generally continue to vest in accordance with their terms, unless the recipient’s employment or other association is terminated by the Company or an Affiliate (other than for cause) within one year of the change of control (in which event they will fully vest on such termination); awards subject to performance criteria will generally vest in full on the change of control but only as to a pro rata portion of the shares subject to the award (and the balance will then be forfeited). Upon dissolution or liquidation of the Company, other than as part of an acquisition or similar transaction, each outstanding Stock Option or SAR shall terminate, but the participant shall have the right, immediately prior to the dissolution or liquidation, to exercise the Stock Option or SAR to the extent exercisable on the date of dissolution or liquidation.
     Amendments to the 2011 Plan. The Committee may amend, alter or discontinue the 2011 Plan and, to the extent permitted by the 2011 Plan, the Committee may amend the terms of any award granted thereunder; provided, however, that the Company shall submit for shareholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 8 of the 2011 Plan) required to be submitted for shareholder approval by NASDAQ or that otherwise would: (i) increase the maximum number of shares of common stock for which awards may be granted under the 2011 Plan, (ii) reduce the price at which Options may be granted below the fair market value of on the date of grant, (iii) reduce the option price of outstanding Options, (iv) extend the term of the 2011 Plan, (v) change the class of persons eligible to be participants in the 2011 Plan, or (vi) increase the limits the number of shares issuable under the 2011 Plan.
     Summary of Federal Income Tax Consequences of the 2011 Plan. The following is a summary of certain United States Federal income tax consequences of participation in the 2011 Plan by U.S. taxpayers. The summary should not be relied upon as being complete. United States tax laws are complex and subject to change. Moreover, participation in the 2011 Plan may also have consequences under state and local tax laws, as well as foreign tax laws, which may vary from the United States Federal income tax consequences described below. For such reasons, we recommend that each 2011 Plan participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her. We intend, and this summary assumes, that all awards granted under the 2011 Plan either will be exempt from or will comply with the requirements of Section 409A of the Code regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants. The 2011 Plan and any awards made under the 2011 Plan will be administered consistently with this intent. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.
•	Incentive Stock Options - A participant who receives an Incentive Stock Option will not recognize taxable income upon the grant of the option or the exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will generally be included in the participant’s alternative minimum taxable income upon exercise. If stock received on exercise of an Incentive Stock Option is disposed of in the same year the option was exercised, the regular tax treatment and the alternative tax treatment will be the same. If stock received on exercise of an Incentive Stock Option is sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

A participant who is subject to the alternative minimum tax in the year of exercise of an Incentive Stock Option may, subject to certain limitations, claim, as a credit against the participant’s regular tax liability in future years, a portion of the amount of alternative minimum tax paid that is attributable to the exercise of the Incentive Stock Option. This credit is available in the first year following the year of exercise in which the participant has a regular tax liability.

Gain realized by a participant upon a sale of stock issued on exercise of an Incentive Stock Option is taxable as long-term capital gain if the participant disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise. If the participant disposes of the shares less than two years after the date of grant or less than one year after the date of exercise (any such disposition, a “disqualifying disposition”), the participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares. If the amount realized in a disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). We will generally be entitled to a tax deduction in an amount equal to the amount the participant must recognize as ordinary income, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code.

Under the 2011 Plan, the Committee may permit a participant to pay the exercise price of an Incentive Stock Option by delivering shares of our common stock already owned by the participant. A participant should consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her of using shares of our common stock to pay a portion of the exercise price.

•	Nonqualified Stock Options - A participant who receives a Nonqualified Stock Option will not recognize taxable income upon the grant of the option. Generally, upon exercise of a Nonqualified Stock Option the participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. A participant’s tax basis for the stock (other than stock acquired by delivering shares of our common stock already owned by the participant) for purposes of determining gain or loss on the subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the Nonqualified Stock Option.

Under the 2011 Plan, the Company may permit a participant to pay the exercise price of a Nonqualified Stock Option by delivering shares of our common stock already owned by the participant. A participant should consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her of using shares of our common stock to pay a portion of the exercise price.

•	Stock Appreciation Rights - A participant who receives a SAR will not recognize taxable income upon receipt of the right. However, the participant will recognize taxable income at the time the SAR is exercised or settled, in an amount equal to the fair market value of the shares to which the participant is entitled upon such exercise or settlement. We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. The participant’s basis in the shares will be equal to the amount of ordinary income recognized upon the receipt of such shares.

•	Restricted Stock - If a grantee of Restricted Stock makes an election under Section 83(b) of the Code (a “Section 83(b) election”) within 30 days after the date of award of Restricted Stock, then the participant will recognize ordinary income as of the date of grant in an amount equal to the excess of the fair market value of such shares on the date of grant over the purchase price, if any, paid for such shares.
If no Section 83(b) election is made in connection with the receipt of Restricted Stock and the Restricted Stock is subject to forfeiture, a taxable event will occur on each date the participant’s ownership rights vest as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount, if any, paid for such shares. We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. The participant’s basis in the shares will generally be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

•	Restricted Stock Units and Performance Stock Units — A participant who receives a Restricted Stock Unit or a Performance Stock Unit will not recognize taxable income upon receipt of the award. Generally, the participant will recognize ordinary income in the year in which the shares subject to that Restricted Stock Unit or Performance Stock Unit are actually issued to the participant in an amount equal to the excess of the fair market value of the shares on the date of issuance over the amount, if any, paid for such shares. We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to the possible limitations on deductibility under Section 280G and Section 162(m) of the Code. The participant’s basis in the shares will generally be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

•	Stock Grants - A participant will generally recognize ordinary income on receipt of any shares of common stock.

•	Tax Withholding - For any participant who is an employee, any income recognized by such participant in connection with the exercise or settlement of Stock Options, SARs, Restricted Stock Units or Performance Stock Units, or the vesting of (or valid Section 83(b) election with respect to) Restricted Stock granted under the 2011 Plan will be subject to income tax withholding by us. Under the 2011 Plan, we have the power to withhold, or require a participant to remit to us, an amount sufficient to satisfy all Federal, state and local withholding tax requirements. We may withhold such amounts from the participant’s compensation. If such compensation is insufficient to cover the amounts to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. To the extent permissible under applicable tax, securities and other laws, the Company may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any award up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (1) directing us to apply shares of common stock to which the participant is entitled as a result of the exercise or settlement of a Stock Option, SAR, Restricted Stock Units or Performance Stock Units or as a result of the lapse of restrictions on Restricted Stock, or (2) delivering to us shares of common stock owned by the participant.

•	Tax Deduction Limitations - Section 162(m) of the Code generally limits to $1.0 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and each of the corporation’s four most highly compensated executive officers other than the chief executive officer. However, “performance-based” compensation is not subject to the $1.0 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, must be approved by the corporation’s stockholders, and (3) the committee must certify in writing whether, and the extent to which, the applicable performance goals have been satisfied before payment of any performance-based compensation is made. The Committee currently consists solely of “outside directors” as defined for purposes of Section 162(m) of the Code, and it is the intent of the Board that all future Committee members will also satisfy that definition. Stock Options and SARs, the terms of which limit the amount of compensation that an employee may receive to an increase in the value of the underlying stock covered by the option or right after the date of grant, automatically satisfy the performance goal requirement described in item (1) above.
     Awards to Particular Persons or Groups. The future benefits or amounts that will be received under the 2011 Plan by or allocated to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, as a group, are not currently determinable.
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 2011 EQUITY INCENTIVE PLAN

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR FISCAL 2012
     The Audit Committee has appointed Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012 (“fiscal 2012”), and has requested the Board to submit this appointment for ratification by our shareholders at the Annual Meeting. The Audit Committee of the Board of Directors unanimously approved the engagement of Squar Milner.
     A representative of Squar, Milner, Peterson, Miranda & Williamson LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.
     In the event that the shareholders do not ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm for fiscal 2012, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified by the shareholders, the Audit Committee in its discretion may dismiss Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm and appoint a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its shareholders.
     During our fiscal years ended January 31, 2010 and 2011, respectively and the subsequent period ended April 20, 2011 (the date Squar Milner was engaged by us), neither Comarco nor anyone acting on its behalf consulted Squar Milner regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Comarco’s financial statements, or (ii) any “disagreement” as described in Item 304(a)(1)(iv) of Regulation S-K or “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.
     As previously reported by us on April 5, 2011, BDO USA, LLP (“BDO”) provided written correspondence to the Company that they decline to stand for re-appointment after completion of the current audit. No representatives from BDO are expected to be present at the Annual Meeting.
     BDO’s reports on Comarco’s consolidated financial statements as of and for the year ended January 31, 2010 and 2009, did not contain an adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During Comarco’s fiscal years ended January 31, 2010 and 2009, there were no disagreements between Comarco and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the matter of the disagreement in connection with its reports.
THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012.
Audit Fees
     No audit fees were paid to Squar, Milner, Peterson, Miranda & Williamson LLP during fiscal 2011 and fiscal year ended January 31, 2010 (“fiscal 2010”). The aggregate fees incurred and paid to BDO USA, LLP for professional services rendered in connection with the audit and quarterly reviews of the Company’s consolidated financial statements during fiscal 2011 and fiscal 2010 were approximately $164,000 and $175,000, respectively.

Audit-Related Fees
     No audit-related fees were paid to BDO USA, LLP for fiscal 2011 or fiscal 2010. In fiscal 2011 and 2010, we engaged Squar, Milner, Peterson, Miranda & Williamson LLP to assist us with Sarbanes-Oxley internal control testing and incurred fees during these years of approximately $52,000 and $56,000, respectively.
Tax Fees
     No professional services fees relating to tax advice were paid to BDO USA, LLP during fiscal 2011 or fiscal 2010. In fiscal 2011 and 2010, we engaged Squar, Milner, Peterson, Miranda & Williamson LLP to assist us with preparation of the Company’s tax returns and incurred fees during these years of approximately $24,000 and $27,000, respectively.
All Other Fees
     No other fees were paid to BDO USA, LLP during fiscal 2011 and 2010. We paid Squar, Milner, Peterson, Miranda & Williamson LLP $11,000 for the audit of our Savings and Retirement Plan in fiscal 2011.
Pre-Approval Policies and Procedures
     It is the Company’s policy that all audit and non-audit services to be performed by the Company’s independent registered public accounting firm be approved in advance by the Audit Committee. All of the services provided in fiscal 2011 and 2010 were pre-approved.
AUDIT AND FINANCE COMMITTEE REPORT
     Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the Audit and Finance Committee Report set forth below shall not be deemed to be “soliciting material” or “filed” with the SEC, nor shall such information be incorporated by reference into any such filing.
     The Board has determined that each member of the Audit and Finance Committee is an “independent director,” as defined under the NASDAQ Listing Rules and Rule 10A-3(b) of the Exchange Act. The Board has determined that Mr. Levin is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. In accordance with the written charter of the Audit and Finance Committee adopted by the Board, the Audit and Finance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.
     It is not the duty or responsibility of the Audit and Finance Committee to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Audit and Finance Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit and Finance Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Finance Committee’s considerations and discussions do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.
     Management is responsible for (a) the preparation, presentation and integrity of the Company’s financial statements; (b) accounting and financial reporting principles; and (c) the Company’s internal control over financial reporting and disclosure controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations.

     In this context, the Audit and Finance Committee hereby reports as follows:
     1. The Audit and Finance Committee has reviewed and discussed the audited financial statements relating to the fiscal year ended January 31, 2011 with BDO USA, LLP;
     2. The Audit and Finance Committee has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
     3. The Audit and Finance Committee has received written disclosures and a letter from BDO USA, LLP, required by the applicable rules of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with BDO USA, LLP their independence.
     4. Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2011.
     The foregoing report is provided by the undersigned members of the Audit and Finance Committee.

THE AUDIT AND FINANCE COMMITTEE

Michael R. Levin, Chairman
Paul Borowiec, Member
Jeffrey R. Hultman, Member
     The foregoing Audit and Finance Committee Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference.

SUBMISSION OF SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2012
ANNUAL MEETING
     The Bylaws set forth certain procedures for shareholder nominations of directors and shareholder proposals for other business to be conducted at an annual meeting of shareholders, which are referred to herein as the Nomination Procedures and Proposal Procedures, respectively.
Nominations for Directors at the 2012 Annual Meeting
     No person will be eligible for election as a director unless nominated in accordance with the provisions of the Nomination Procedures. Nominations of persons for election to the Board shall be made only at a meeting of shareholders and only (a) by or at the direction of the Board or any duly authorized committee thereof or (b) by any shareholder of the Company who is a holder of record on the record date for such meeting and complies with the Nomination Procedures.
     Nominations by shareholders must be made in writing to the Secretary of the Company and must comply with all of the applicable requirements contained in the Bylaws (as the same may be amended and/or restated from time to time). Under the Nomination Procedures currently in effect, to be timely, such notice must be received not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the immediately preceding year’s annual meeting of shareholders; provided, however, that if the annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the one-year anniversary of the immediately preceding year’s annual meeting of shareholders, notice by the shareholder to be timely must be received by the Corporate Secretary at the above address not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which the date of such meeting is first publicly announced. Therefore, in order to be timely for the 2012 annual meeting, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not earlier than March 24, 2012 and not later than April 23, 2012, assuming that the 2012 annual meeting is held within 30 days of July 21, 2012. If you would like to submit a nomination please direct your request in writing to: Comarco, Inc., Attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
Shareholder Proposals for the 2012 Annual Meeting
     Under the terms of the Proposal Procedures, to be properly brought at an annual meeting, business must be (a) by or at the direction of the Board or (b) by any shareholder who is a holder of record on the record date of such meeting and who complies with the Proposal Procedures.
     If you would like the Company to consider including a proposal in the Company’s proxy materials relating to the annual meeting of shareholders to be held in 2012, your written proposal must be received no later than February 8, 2012. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, we will include it in the proxy statement and set it forth on the form of proxy issued for such annual meeting of shareholders. You should direct any such shareholder proposals to: Comarco, Inc., Attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
     Shareholder proposals must be made in writing and must comply with all of the applicable requirements contained in Bylaws (as the same may be amended and/or restated from time to time). In order to comply with the Proposal Procedures currently in effect, to be timely, such notice must be received not less than 45 days nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the immediately preceding year’s annual meeting of shareholders; provided, however, that if the annual meeting is convened more than 30 days before, or delayed by more than 30 days after, the one-year anniversary of the immediately preceding year’s annual meeting of shareholders, notice by the shareholder to be timely must be received by the Corporate Secretary at the above address not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which the date of such meeting is first publicly announced. Therefore, in order to be timely for the 2012 annual meeting, a shareholder’s notice must be delivered to or mailed and received at our principal executive offices not earlier than March 24, 2012 and not later than April 23, 2012, assuming that the 2011 annual meeting is held within 30 days of July 21, 2011. If you would like to submit a nomination or would like a copy of the requirements for nominations by shareholders contained in the Bylaws, please direct your request in writing to: Comarco, Inc., Attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
OTHER MATTERS
     The Board of the Company does not know of any matter to be acted upon at the meeting other than the matters described above. If other matters properly come before the meeting, the holders of the proxies will vote on such matters in accordance with their judgment.
ANNUAL REPORT
     The Company’s 2011 Annual Report to Shareholders is enclosed with this Proxy Statement.
     You may obtain, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2011, including the financial statements and the financial statement schedules required to be filed with the SEC pursuant to Rule 13a-1 of the Exchange Act. You may also obtain copies of exhibits to the Form 10-K, but the Company will charge a reasonable fee to shareholders requesting such exhibits. You should direct your request in writing to: Comarco, Inc., Attn: Corporate Secretary, 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630.
     IN ORDER TO AVOID ADDED EXPENSE OR ADDITIONAL SOLICITATION OF PROXIES, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Alisha K. Charlton

Alisha K. Charlton, Secretary
Lake Forest, California
June 7, 2011

APPENDIX A
COMARCO, INC.
2011 EQUITY INCENTIVE PLAN

COMARCO, INC.
2011 Equity Incentive Plan
     1. Purpose
     This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.
     2. Definitions
     As used in this Plan, the following terms shall have the following meanings:
          2.1 2005 Plan means the Company’s 2005 Equity Incentive Plan, as amended.
          2.2 Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.
          2.3 Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions. For purposes of this paragraph, “substantially all” shall mean assets of the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to the applicable transaction(s).
          2.4 Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.
          2.5 Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.
          2.6 Award Agreement means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.
          2.7 Board means the Company’s Board of Directors.
          2.8 Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:
               (a) an Acquisition, unless, in the case of a merger or consolidation of the Company, securities possessing more than 50% of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction, or
               (b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to

Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities, or
               (c) a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of such appointment or election..
          2.9 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.
          2.10 Committee means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence “Committee” shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.
          2.11 Company means Comarco, Inc., a corporation organized under the laws of the State of California.
          2.12 Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.
          2.13 Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).
          2.14 Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.
          2.15 Market Value means a value established by the Committee on the basis of actual transactions on or about the Grant Date or other relevant date in stock on any established securities market on which the Stock is then readily tradable, or in the absence of such transactions, the value of a share of stock on the relevant date as determined by the Committee in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested and affected parties.
          2.16 Nonstatutory Option means any Option that is not an Incentive Option.
          2.17 Option means an option to purchase shares of Stock.
          2.18 Optionee means a Participant to whom an Option shall have been granted under the Plan.
          2.19 Participant means any holder of an outstanding Award under the Plan.
          2.20 Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) shareholder return or total shareholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash

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          from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses, or (xxv) customer service.
          2.21 Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code, the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to shareholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.
          2.22 Performance Period means one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, a Performance Unit.
          2.23 Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.
          2.24 Plan means this 2011 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.
          2.25 Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code.
          2.26 Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.
          2.27 Restricted Stock Units means rights to receive shares of Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.
          2.28 Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.
          2.29 Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.
          2.30 Stock means common stock of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

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          2.31 Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.
          2.32 Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.
          2.33 Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
     3. Term of the Plan
     Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on [•], 2011 and ending immediately prior to [•], 2021. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Awards of Options granted prior to shareholder approval of the Plan may not be exercised prior to the receipt of such approval.
     4. Stock Subject to the Plan
     At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including pursuant to Incentive Options), nor the number of shares of Stock issued pursuant to Incentive Options, exceed the sum of: (i) seven hundred fifty thousand (750,000) shares of Stock, plus (ii) shares that remain available for issuance and are not subject to awards granted under the 2005 Plan, plus (iii) any of the shares of Stock that, as of the effective date of this Plan, are the subject of outstanding awards under the 2005 Plan, which again become available for grant under this Section 4; subject, however, to the provisions of Section 8 of the Plan. For purposes of applying the foregoing limitation, if any Option or Stock Appreciation Right granted under this Plan or the 2005 Plan expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value, the shares not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under this Plan. In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. If this Plan is approved by the affirmative vote of the holders of a majority of the shares of Stock voting on the proposal to approve this Plan, the authority to grant awards under the 2005 Plan shall terminate such that no additional awards or grants may be made under the 2005 Plan.
     5. Administration; Limitation on Liability
          5.1 Administration. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

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          5.2 Limitation on Liability. No member of the Committee or the Board shall be liable for any action or determination made in good faith by the Committee or the Board with respect to the Plan or any Award hereunder. No employee of the Company and no member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or the Committee, and any employee of the Company, with duties under the Plan who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.
     6. Authorization of Grants
          6.1 Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to
               (a) any employee of or consultant to one or more of the Company and its Affiliates (including any such employee or consultant who is also a member of the Board or any board of directors (or similar governing authority) of any Affiliate), and
               (b) any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate.
     However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 25% of the aggregate number of shares of Stock subject to the Plan.
          6.2 General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.
          6.3 Effect of Termination of Employment, Etc. Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Award of the Participant, other than an Option or Stock Appreciation Right, shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement and (b) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than whichever of the following may apply:
     (1) one year following the termination of Optionee’s employment or other association with the Company and its Affiliates on account of disability (within the meaning of Section 22(e)(3) of the Code);
     (2) one year following the Optionee’s death, in the event the Optionee dies while still employed or associated with the Company or its Affiliate or within three (3) months following his or her termination of employment or association; and
     (3) unless (1) or (2) applies or becomes applicable, three (3) months (twelve (12) months in the case of nonemployee directors) following his or her termination of employment or association with the Company and its Affiliates for any other reason, including because of the Optionee’s employer ceasing to be an Affiliate.
     For the period an Option or Stock Appreciation Right remains exercisable following any termination of employment or association with the Company and its Affiliates, such Option or Stock Appreciation Right shall be

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exercisable only to the extent exercisable at the date of that event. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.
          6.4 Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; provided, further, that such transferee shall be bound by and subject to all of the terms and conditions of this Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.
     7. Specific Terms of Awards
          7.1 Options.
               (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.
               (b) Exercise Price. The price at which shares of Stock may be acquired under each Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date in the case of any Incentive Option granted to an Optionee that is a Ten Percent Owner.
               (c) Option Period. No Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date in the case of any Incentive Option granted to an Optionee that is a Ten Percent Owner.
               (d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.
               (e) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in an amount equal to the exercise price of the shares to be purchased in the form of (i) cash or check payable to the order of the Company or (ii) any other lawful means authorized by the Committee (including exercise for the net number of shares available or delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased). As long as the Stock is traded on an established market, if authorized by the Committee, payment of

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any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. To the extent that the Company certificates its shares of Stock at the time of such exercise, within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.
               (f) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.
               (g) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
          7.2 Stock Appreciation Rights.
               (a) Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
               (b) Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.
               (c) Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.
          7.3 Restricted Stock.
               (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

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               (b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:
               The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of Comarco, Inc. 2011 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Comarco, Inc. Copies of such Plan and Agreement are on file in the offices of Comarco, Inc.
               (c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
               (d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
               (e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.
               (f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, to the extent that the Company certificates its shares of Stock at such time, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.
          7.4 Restricted Stock Units.
               (a) Character. Each Restricted Stock Unit shall entitle the recipient to a share of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.
               (b) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.
          7.5 Performance Units.
               (a) Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the

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Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.
               (b) Earning of Performance Units. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.
               (c) Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.
          7.6 Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.
          7.7 Qualified Performance-Based Awards.
               (a) Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”
               (b) Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable Internal Revenue Service regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.
               (c) Applicability. This Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.
               (d) Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, an Affiliate or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be

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established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.
               (e) Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.
               (f) Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.
               (g) Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.
          7.8 Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.
          7.9 Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code. A Participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a Participant harmless from any such taxes or penalties.
     8. Adjustment Provisions
          8.1 Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the date of the Board’s initial adoption of the Plan. Subject to Section 8.2, if subsequent to that date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to

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shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.
          8.2 Treatment in Acquisitions. Unless otherwise determined by the Committee and expressly set forth in an Award Agreement, in the event of an Acquisition in which outstanding Awards are not Accelerated in full pursuant to Section 9, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by the successor or acquiring entity or parent thereof by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards, however, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards or in lieu thereof provide for the termination of the Award in exchange for a cash payment in an amount equal to the difference between the Market Value of the shares of Stock covered by the Award and the aggregate exercise price (if any) of the Award. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.
          8.3 Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee or Stock Appreciation Right holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation.
          8.4 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.
          8.5 Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.
     9. Change of Control
     Except as otherwise provided below, upon the occurrence of a Change of Control:
               (a) any and all Options and Stock Appreciation Rights not already exercisable in full shall continue to vest and become exercisable after the Change of Control in accordance with the terms of the Plan and the applicable Award Agreement; provided, however, that such Options and Stock Appreciation Rights

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shall Accelerate in full upon any termination of the Participant’s employment or other association with the Company and its Affiliates (or any successor thereto) by the Company or its Affiliate (or any successor), other than for cause, within one year following the Change of Control; and
               (b) any Restricted Stock and Restricted Stock Units still subject to a Risk of Forfeiture at the date of the Change of Control which Risk is not based on achievement of Performance Goals shall continue to vest after the Change of Control in accordance with the terms of the Plan and the applicable Award Agreement; provided, however, that such Restricted Stock and Restricted Stock Units shall Accelerate in full upon any termination of the Participant’s employment or other association with the Company and its Affiliates (or any successor thereto) by the Company or its Affiliate (or any successor), other than for cause, within one year following the Change of Control; and
               (c) all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals and the length of time within the Performance Period which has elapsed prior to the Change of Control and the balance forfeited. All such Awards of Performance Units, Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.
     None of the foregoing shall apply, however, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code), (ii) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.
     10. Settlement of Awards
          10.1 In General. Options and Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.
          10.2 Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:
               (a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or
               (b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.
     The Company shall make all reasonable efforts to bring about the occurrence of said events.

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          10.3 Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, articles, and by-laws of the Company.
          10.4 Investment Representations. The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to the representation that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.
          10.5 Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.
          10.6 Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan and the terms of the Award and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
          10.7 Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the issuance of any shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right

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to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have Shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.
     11. Reservation of Stock
     The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.
     12. Limitation of Rights in Stock; No Special Service Rights
     A Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Articles of Incorporation and the By-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate charter, certificate or articles, or by-laws, to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.
     13. Unfunded Status of Plan
     The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Options, Stock Appreciation Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
     14. Nonexclusivity of the Plan
     Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
     15. Effective Date, Termination and Amendment of the Plan
          15.1 Effective Date. This Plan was approved by the Board on May 9, 2011 and shall become effective immediately following approval of the Plan by the affirmative vote of the holders of a majority of the shares of Stock that are entitled to vote and are voted on the proposal to approve this Plan. Such approval by the shareholders was obtained and, accordingly, the Plan became effective on [•], 2011.

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          15.2 Termination. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.
          15.3 Amendment.
               (a) The Committee may amend, alter or discontinue the Plan and, to the extent permitted by this Plan, the Committee may amend the terms of any Award theretofore granted; provided, however, that the Company shall submit for shareholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 8) required to be submitted for shareholder approval by NASDAQ or that otherwise would: (i) increase the maximum number of shares of Stock for which Awards may be granted under this Plan, (ii) reduce the price at which Options may be granted below the price provided for in Section 7.1(b), (iii) reduce the option price of outstanding Options, (iv) extend the term of this Plan, (v) change the class of persons eligible to be Participants, or (vi) increase the limits in Section 4.
               (b) No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including, without limitation, the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.
     16. Notices and Other Communications
     Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
     17. Governing Law
     The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California without regard to the conflict of laws principles thereof.

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